UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008

SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-13255	43-1781797

(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760

(Address of principal executive offices)	(Zip Code)

(314) 674-1000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Executive Compensation and Development Committee (the “ECDC”) of the Board of Directors of the Company pursuant to a written action by unanimous consent, dated December 22, 2008, amended the Solutia Inc. 2008 Annual Incentive Plan (the “2008 AIP”).  The 2008 AIP was amended to set a payment date(s) for purposes of Section 409A of the Internal Revenue Code and to provide the discretion to pay all or part of the 2008 AIP award in cash or common stock of the Company.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SOLUTIA INC.
(Registrant)
/s/ Paul J. Berra III
Senior Vice President, General Counsel and Chief Administrative Officer

Date:  December 30, 2008